UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 4, 2009

Date of earliest event reported: November 3, 2009

OFFICEMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Shuman Blvd.

Naperville, Illinois 60563

(Address of principal executive offices) (Zip Code)

(630) 438-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information set forth below under Item 3.02 regarding the Registration Rights Agreement is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On November 3, 2009, OfficeMax Incorporated (“OfficeMax” or the “Company”) contributed 8,331,722 shares of its common stock, $2.50 par value (the “Shares”), with a corresponding dollar value of approximately $82.2 million, to the Company’s master trust (the “Master Trust”), which is the funding vehicle for the Company’s six tax-qualified employee pension benefit plans (the “Plans”), pursuant to a Contribution Agreement dated as of November 3, 2009 (the “Contribution Agreement”) between OfficeMax and Evercore Trust Company, N.A., the independent fiduciary for the Shares held by the Master Trust, in consideration of the possible reduction of future funding obligations to the Master Trust.  The Shares were contributed by the Company as a voluntary, excess contribution to the Master Trust in a private placement transaction made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.  The Contribution Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

On November 3, 2009, the Company also entered into a related registration rights agreement with Evercore Trust Company, N.A., the independent fiduciary for the Shares held by the Master Trust (the “Registration Rights Agreement”).  The Registration Rights Agreement provides, among other things, that OfficeMax will use its reasonable commercial efforts to cause a registration statement covering the Shares to be declared effective and to maintain its effectiveness until the earlier of (i) the date on which all of the Shares are sold, (ii) the date which is 90 days after the date on which the number of Shares that remain held by the Trust is less than one percent of the shares of the Company’s common stock then outstanding, and (iii) the fifth anniversary of the date of the contribution pursuant to the Contribution Agreement.  The Registration Rights Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

On November 3, 2009, OfficeMax issued a press release regarding the contribution of the Shares to the Master Trust.  A copy of this press release is being furnished herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Registration Rights Agreement between OfficeMax and Evercore Trust Company, N.A., independent fiduciary of the Master Trust, dated as of November 3, 2009.
Exhibit 99.1	Contribution Agreement dated as of November 3, 2009 between OfficeMax and Evercore Trust Company, N.A., independent fiduciary of the Master Trust.
Exhibit 99.2	Press Release, dated November 3, 2009, issued by OfficeMax.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2009

OFFICEMAX INCORPORATED

By:	/s/ Matthew R. Broad
Matthew R. Broad
Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Description
10.1	Registration Rights Agreement between OfficeMax and Evercore Trust Company, N.A., independent fiduciary of the Master Trust, dated as of November 3, 2009.
99.1	Contribution Agreement dated as of November 3, 2009 between OfficeMax and Evercore Trust Company, N.A., independent fiduciary of the Master Trust.
99.2	Press Release, dated November 3, 2009, issued by OfficeMax.